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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07733

                        Pioneer International Equity Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2008 through March 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

--------------------------------------------------------------------------------
Pioneer International
Equity Fund
--------------------------------------------------------------------------------
Annual Report | March 31, 2009
--------------------------------------------------------------------------------



Ticker Symbols:
Class A   PIWEX
Class B   PBWEX
Class C   PCWEX
Class Y   PIEYX



[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              7

Prices and Distributions                                                       8

Performance Update                                                             9

Comparing Ongoing Fund Expenses                                               13

Schedule of Investments                                                       15

Financial Statements                                                          23

Notes to Financial Statements                                                 31

Report of Independent Registered Public Accounting Firm                       42

Trustees, Officers and Service Providers                                      43


                Pioneer International Equity Fund | Annual Report | 3/31/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have been experiencing one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we


2    Pioneer International Equity Fund | Annual Report | 3/31/09
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                Pioneer International Equity Fund | Annual Report | 3/31/09    3

Portfolio Management Discussion | 3/31/09

Foreign equity markets declined dramatically over the 12 months ended March 31, 2009, as news about economic weakening in the global economy contributed to a growing investor aversion to any type of risk. In the following discussion, Michael Rachor, a member of Pioneer's international investment team in Dublin, Ireland, discusses the factors that affected the performance of Pioneer International Equity Fund during the 12 months. Mr. Rachor has been responsible for day-to-day portfolio management decisions for the Fund since August 25, 2008.

Q  How did the Fund perform during the 12 months ended March 31, 2009?

A Pioneer International Equity Fund Class A shares returned -50.25% at net asset value for the 12-month period ended March 31, 2009, compared with a return of -46.20% for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. For the same 12-month period, the average return of the 282 mutual funds in Lipper's International Large Cap Core category was -46.44%.

Q What were the principal factors affecting the international equities markets during the 12 months ended March 31, 2009?

A The period saw a growing and deepening avoidance of perceived higher-risk securities by investors, resulting in extraordinary volatility and sharply falling equity prices in markets throughout the globe. As major financial institutions announced significant losses, with some on the brink of collapse, investors generally lost confidence in equities. Stock markets in both developed and emerging market nations suffered severe price declines as problems that first surfaced in credit markets resulted in weakening conditions that undermined economic growth and corporate profits. Cyclical stocks and the value style of investing, which emphasizes lower-priced stocks, tended to perform particularly poorly, as investors favored shares of companies perceived to be of higher quality and safer havens in a time of economic and market turmoil.

   Since taking over the Fund's management responsibilities in August 2008, we have rigorously applied our investment discipline, based on the study of more than 60 years' of market history. The fundamental premise of our discipline is based on the mathematical principle of "reversion to the mean." We postulate that stock performance of individual companies should tend to have similar results over the long run, even though sometimes their shorter-term performance may diverge widely. In our discipline, we use quantitative screening measures to identify undervalued, underperforming companies. We then use qualitative, fundamental research techniques to


4    Pioneer International Equity Fund | Annual Report | 3/31/09
   identify which of those undervalued companies have the characteristics that we believe can lead them to improve their performance over the next three to five years. Consistent with our discipline, we do not make top-down sector decisions. Instead, we focus on individual company stock selections. While we can't predict when the stocks we select will or should start to improve their performance, we do have confidence that our strategy should lead to improved performance over the longer term.

   As a result of this investment process, we have compiled a portfolio with a relatively large number of holdings in more cyclical sectors, such as materials, industrials and consumer discretionary -- sectors where we have found many interesting companies with low stock valuations. On a country-allocation basis, we have overweighted Japan, while de-emphasizing U.S.-based investments.

Q How did this investment style affect the Fund's performance over the 12 months ended March 31, 2009?

A Cyclical stocks fell out of favor during the past fiscal year ended March 31, 2009, hurting the relative performance of the Fund, which was overweighted in cyclicals. Although virtually all types of stocks fared poorly in absolute terms, higher-priced stocks tended to do better than lower-priced, or "value" stocks. This worked against our investment style, which emphasizes lower-priced companies that have fallen into disfavor with the market. As a consequence, the Fund trailed the MSCI EAFE Index and its Lipper competitive peer group. The Fund's underperformance was especially evident during the highly volatile months of September and October 2008, when value stocks and cyclical stocks were particularly hard-hit. However, Fund holdings did improve their relative performance early in 2009, when companies with lower stock valuations, as measured by price-to-earnings ratios, outperformed the overall market. We maintain a broad portfolio of more than 120 different stocks in the Fund as a risk-control measure to potentially reduce the impact of any one stock on overall performance.

Q What were some of the investments that most influenced the Fund's results, relative to the MSCI EAFE Index over the 12 months ended March 31, 2009?

A Several cyclical-related securities performed especially poorly in a down market, holding back the Fund's relative results. They included: Hitachi, a diversified electronics corporation based in Japan; Volkswagen, the German auto manufacturer; Voestalpine, a steel company based in Austria; and Gazprom, the giant Russian natural gas company whose operations include exploration and production, as well as distribution. In the weak-performing financials sector, the Fund also had several disappointing performers. They included Aviva, a diversified insurance and financial services company based in the United Kingdom; Swiss Re, a reinsurance company based in Switzerland; and BNP Paribas, a major French banking and financial services institution.


                Pioneer International Equity Fund | Annual Report | 3/31/09    5

   In a weak market, several Fund holdings did manage to outperform, helping the Fund's relative return. They included: Henderson Land Development, one of the largest real estate development firms in Hong Kong; Taiwan Mobile, a leading wireless telecommunication services provider in Taiwan; Osaka Gas, Japan's second-largest gas company; Vivendi, a French media conglomerate; and Mayr-Melnohof Karton, an Austrian company specializing in producing packaging products. Two pharmaceuticals holdings also outperformed: Roche Holding, a Swiss company; and Sanofi-Aventis, a French corporation.

Q  What is your investment outlook?

A Although the past 12 months have seen extraordinary volatility in international equity markets, we think the longer-term investment trends that we have been following will hold true, and that many stocks that have fallen out of favor with the market may be able to improve their results significantly. We think the companies in which we have invested the Fund's assets may do well over the next few years, despite their underperformance of the past year.

   We remain optimistic that the market trends that we have been studying will emerge once again, even if we do not see higher rates of economic growth in the global economy. We believe the abnormal risk-aversion patterns of investors over the past year are temporary, and that a return to more normal conditions should favor our investment style, which emphasizes undervalued stocks.

Please refer to the Schedule of Investments on pages 15-22 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.


Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

Note to Shareholders: The Board of Trustees has approved the reorganization of the Fund into Pioneer International Value Fund. The reorganization, which does not require shareholder approval, is expected to qualify as a tax-free reorganization and to be completed on or about June 12, 2009.


6    Pioneer International Equity Fund | Annual Report | 3/31/09

Portfolio Summary | 3/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                 98.2%
Depositary Receipts for International Stocks                                 0.8%
International Preferred Stocks                                               0.7%
Rights/Warrants                                                              0.3%


Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A SIDE BAR CHART IN THE PRINTED MATERIAL]

Japan                                                                        27.1%
Germany                                                                      12.9%
France                                                                        9.1%
Spain                                                                         6.9%
United Kingdom                                                                6.7%
Switzerland                                                                   5.0%
Netherlands                                                                   4.5%
People's Republic of China                                                    4.3%
Italy                                                                         3.7%
Hong Kong                                                                     3.6%
Finland                                                                       3.1%
Austria                                                                       2.7%
Canada                                                                        2.6%
Belgium                                                                       1.8%
Bermuda                                                                       1.5%
Singapore                                                                     1.5%
Australia                                                                     1.2%
South Korea                                                                   1.0%
Other (individually less than 1%)                                             0.8%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*


 1.  Repsol SA                                                              2.66%
 2.  National Bank of Canada                                                2.64
 3.  Banco Santander Central Hispano SA                                     2.54
 4.  Eni S.p.A.                                                             2.51
 5.  BNP Paribas SA                                                         2.30
 6.  China Petroleum & Chemical Corp.                                       2.25
 7.  HSBC Holding Plc                                                       2.12
 8.  Chaoda Modern Agriculture, Ltd.                                        2.03
 9.  Allianz AG                                                             1.98
10.  Henderson Land Development Co., Ltd.                                   1.98

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                Pioneer International Equity Fund | Annual Report | 3/31/09    7

Prices and Distributions | 3/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                     3/31/09                      3/31/08
--------------------------------------------------------------------------------
       A                       $10.98                       $23.04
--------------------------------------------------------------------------------
       B                       $ 9.70                       $20.66
--------------------------------------------------------------------------------
       C                       $ 9.56                       $20.36
--------------------------------------------------------------------------------
       Y                       $11.15                       $23.29
--------------------------------------------------------------------------------

Distributions per Share: 4/1/08-3/31/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net
                 Investment            Short-Term            Long-Term
     Class        Income             Capital Gains         Capital Gains
--------------------------------------------------------------------------------
       A           $ --                 $ --                 $0.5173
--------------------------------------------------------------------------------
       B           $ --                 $ --                 $0.5173
--------------------------------------------------------------------------------
       C           $ --                 $ --                 $0.5173
--------------------------------------------------------------------------------
       Y           $ --                 $ --                 $0.5173
--------------------------------------------------------------------------------


8    Pioneer International Equity Fund | Annual Report | 3/31/09

Performance Update | 3/31/09                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.



Average Annual Total Returns
(As of March 31, 2009)
---------------------------------------------------------------------
                                       Net Asset     Public Offering
Period                                 Value (NAV)   Price (POP)
---------------------------------------------------------------------
 10 Years                               -2.11%        -2.69%
 5 Years                                -4.40         -5.52
 1 Year                                -50.25        -53.12
---------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2008)
---------------------------------------------------------------------
                                       Gross          Net
---------------------------------------------------------------------
                                         1.74%         1.45%
---------------------------------------------------------------------


Value of $10,000 Investment

                 Pioneer
               International      MSCI EAFE
                Equity Fund         Index
3/99               9,425          10,000
                  14,009          12,540
3/01               9,112           9,321
                   8,658           8,594
3/03               6,323           6,591
                   9,533          10,424
3/05              11,255          12,039
                  13,947          15,041
3/07              16,054          18,152
                  15,303          17,740
3/09               7,614           9,545

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/11 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.


                Pioneer International Equity Fund | Annual Report | 3/31/09    9

Performance Update | 3/31/09                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


Average Annual Total Returns
(As of March 31, 2009)
-------------------------------------------------------------------
                                       If            If
Period                                 Held          Redeemed
-------------------------------------------------------------------
 10 Years                               -2.98%        -2.98%
 5 Years                                -5.26         -5.26
 1 Year                                -50.72        -52.60
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2008)
-------------------------------------------------------------------
                                       Gross         Net
-------------------------------------------------------------------
                                         2.53%         2.35%
-------------------------------------------------------------------


Value of $10,000 Investment

                 Pioneer
               International      MSCI EAFE
                Equity Fund         Index
3/99              10,000           10,000
                  14,741           12,540
3/01               9,511            9,321
                   8,959            8,594
3/03               6,482            6,591
                   9,679           10,424
3/05              11,324           12,039
                  13,912           15,041
3/07              15,865           18,152
                  14,991           17,740
3/09               7,388            9,545

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/10 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.


10    Pioneer International Equity Fund | Annual Report | 3/31/09

Performance Update | 3/31/09                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


Average Annual Total Returns
(As of March 31, 2009)
-------------------------------------------------------------------
                                       If            If
Period                                 Held          Redeemed
-------------------------------------------------------------------
 10 Years                               -3.08%        -3.08%
 5 Years                                -5.21         -5.21
 1 Year                                -50.68        -50.68
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2008)
-------------------------------------------------------------------
                                       Gross         Net
-------------------------------------------------------------------
                                         2.46%         2.35%
-------------------------------------------------------------------


Value of $10,000 Investment

                 Pioneer
               International      MSCI EAFE
                Equity Fund         Index
3/99              10,000           10,000
                  14,713           12,540
3/01               9,490            9,321
                   8,897            8,594
3/03               6,417            6,591
                   9,551           10,424
3/05              11,189           12,039
                  13,745           15,041
3/07              15,680           18,152
                  14,824           17,740
3/09               7,311            9,545

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/10 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.


               Pioneer International Equity Fund | Annual Report | 3/31/09    11

Performance Update | 3/31/09                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.


Average Annual Total Returns
(As of March 31, 2009)
-------------------------------------------------------------------
                                       If            If
Period                                 Held          Redeemed
-------------------------------------------------------------------
 10 Years                               -1.86%        -1.86%
 5 Years                                -3.90         -3.90
 1 Year                                -50.05        -50.05
-------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated August 1, 2008)
-------------------------------------------------------------------
                                       Gross         Net
-------------------------------------------------------------------
                                         1.11%         1.11%
-------------------------------------------------------------------


Value of $10,000 Investment

                 Pioneer
               International      MSCI EAFE
                Equity Fund         Index
3/99              10,000           10,000
                  14,862           12,540
3/01               9,667            9,321
                   9,185            8,594
3/03               6,707            6,591
                  10,113           10,424
3/05              12,003           12,039
                  14,962           15,041
3/07              17,314           18,152
                  16,595           17,740
3/09               8,290            9,545

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results.
Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on August 11, 2004 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charge and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.


12    Pioneer International Equity Fund | Annual Report | 3/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on actual returns from October 1, 2008 through March 31, 2009.


-----------------------------------------------------------------------------------------------
 Share Class                           A                B                C                Y
-----------------------------------------------------------------------------------------------
 Beginning Account                $1,000.00        $1,000.00        $1,000.00        $1,000.00
 Value on 10/1/08
-----------------------------------------------------------------------------------------------
 Ending Account Value               $642.52          $638.76          $639.61          $643.44
 (after Expenses) on 3/31/09
-----------------------------------------------------------------------------------------------
 Expenses Paid                        $5.94            $9.60            $9.61            $4.18
 During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.02% for Class A, Class B, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period)


               Pioneer International Equity Fund | Annual Report | 3/31/09    13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Equity Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2008 through March 31, 2009.


-----------------------------------------------------------------------------------------------
 Share Class                          A                B                C                 Y
-----------------------------------------------------------------------------------------------
 Beginning Account                $1,000.00        $1,000.00        $1,000.00        $1,000.00
 Value on 10/1/08
-----------------------------------------------------------------------------------------------
 Ending Account Value             $1,017.70        $1,013.21        $1,013.21        $1,019.85
 (after Expenses) on 3/31/09
-----------------------------------------------------------------------------------------------
 Expenses Paid                        $7.29           $11.80           $11.80            $5.14
 During Period*
-----------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 1.02% for Class A, Class B, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial year period)


14    Pioneer International Equity Fund | Annual Report | 3/31/09

Schedule of Investments | 3/31/09

---------------------------------------------------------------------
Shares                                                   Value
---------------------------------------------------------------------
               PREFERRED STOCK -- 0.6%
               AUTOMOBILES & COMPONENTS -- 0.6%
               Automobile Manufacturers -- 0.6%
   20,740      Volkswagen AG*                            $  1,195,544
                                                         ------------
               Total Automobiles & Components            $  1,195,544
---------------------------------------------------------------------
               TOTAL PREFERRED STOCK
               (Cost $3,160,764)                         $  1,195,544
---------------------------------------------------------------------
               COMMON STOCKS -- 91.8%
               ENERGY -- 12.0%
               Integrated Oil & Gas -- 11.1%
6,338,000      China Petroleum & Chemical Corp.          $  4,066,141
  235,861      Eni S.p.A.                                   4,539,944
   41,420      Gazprom (A.D.R.)                               608,487
   23,144      Lukoil Holding (A.D.R.)*                       869,212
  278,823      Repsol S.A.                                  4,815,143
  148,277      Royal Dutch Shell Plc                        3,334,347
   67,529      Total SA                                     3,348,278
                                                         ------------
                                                         $ 21,581,552
---------------------------------------------------------------------
               Oil & Gas Refining & Marketing -- 0.9%
  365,000      Nippon Mitsubishi                         $  1,822,467
                                                         ------------
               Total Energy                              $ 23,404,019
---------------------------------------------------------------------
               MATERIALS -- 9.2%
               Diversified Chemical -- 3.9%
   64,408      Akzo Nobel N.V.                           $  2,439,916
   69,220      BASF AG                                      2,100,732
  216,652      Orica, Ltd.*                                 2,232,664
   12,066      Solvay SA*                                     844,575
                                                         ------------
                                                         $  7,617,887
---------------------------------------------------------------------
               Diversified Metals & Mining -- 0.6%
  165,194      Xstrata Plc                               $  1,102,160
---------------------------------------------------------------------
               Paper Packaging -- 1.4%
   40,752      Mayr-Melnhof Karton AG*                   $  2,797,094
---------------------------------------------------------------------
               Paper Products -- 0.8%
   65,300      Nippon Unipac Holding                     $  1,579,570
---------------------------------------------------------------------
               Specialty Chemicals -- 1.7%
   91,530      DSM N.V.                                  $  2,404,687
   68,000      Hitachi Chemical Co., Ltd.                     812,974
                                                         ------------
                                                         $  3,217,661
---------------------------------------------------------------------
               Steel -- 0.8%
   11,310      Salzgitter AG*                            $    633,812
   68,869      Voestalpine AG                                 902,181
                                                         ------------
                                                         $  1,535,993
                                                         ------------
               Total Materials                           $ 17,850,365
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer International Equity Fund | Annual Report | 3/31/09    15

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
            CAPITAL GOODS -- 9.7%
            Aerospace & Defense -- 0.6%
 98,793     Finmeccanica S.p.A.                                     $  1,228,826
--------------------------------------------------------------------------------
            Building Products -- 0.3%
223,000     Nippon Sheet Glass Co., Ltd.                            $    557,187
--------------------------------------------------------------------------------
            Construction & Farm Machinery & Heavy Trucks -- 0.8%
275,000     Hino Motors, Ltd.                                       $    607,005
 23,629     Man AG*                                                    1,030,488
                                                                    ------------
                                                                    $  1,637,493
--------------------------------------------------------------------------------
            Electrical Component & Equipment -- 1.1%
 96,000     Panasonic Electric Works Co., Ltd.                      $    704,830
 10,594     Schneider Electric SA*                                       703,190
 89,459     Sumitomo Electric Industries, Ltd.                           756,803
                                                                    ------------
                                                                    $  2,164,823
--------------------------------------------------------------------------------
            Industrial Conglomerates -- 1.4%
 75,983     Philips Electronics N.V.                                $  1,121,239
 19,641     Rheinmetall AG*                                              669,891
518,544     Tomkins Plc*                                                 900,104
                                                                    ------------
                                                                    $  2,691,234
--------------------------------------------------------------------------------
            Industrial Machinery -- 3.6%
289,000     Amada Co., Ltd.                                         $  1,521,490
 38,674     Andritz AG                                                 1,189,197
221,391     IMI Plc*                                                     860,016
 19,956     Schindler Holding AG                                         941,061
924,000     Takuma Co., Ltd.                                           1,426,110
 82,643     Valmet-Rauma Oyj*                                            980,119
                                                                    ------------
                                                                    $  6,917,993
--------------------------------------------------------------------------------
            Trading Companies & Distributors -- 1.9%
210,500     Itochu Corp.                                            $  1,036,956
313,000     Marubeni Corp.                                               970,578
 95,000     Mitsui & Co., Ltd.                                           966,129
 86,700     Sumitomo Corp.                                               752,906
                                                                    ------------
                                                                    $  3,726,569
                                                                    ------------
            Total Capital Goods                                     $ 18,924,125
--------------------------------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES -- 0.4%
            Human Resource & Employment Services -- 0.4%
 41,920     Randstad Holdings N.V.*                                 $    711,350
                                                                    ------------
            Total Commercial Services & Supplies                    $    711,350
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


16    Pioneer International Equity Fund | Annual Report | 3/31/09

------------------------------------------------------------------
Shares                                                Value
------------------------------------------------------------------
               TRANSPORTATION -- 2.1%
               Air Freight & Couriers -- 0.4%
   81,295      Deutsche Post AG                       $    875,072
------------------------------------------------------------------
               Airlines -- 1.2%
  108,147      Deutsche Lufthansa AG*                 $  1,181,604
  166,000      Singapore Airlines, Ltd.                  1,092,329
                                                      ------------
                                                      $  2,273,933
------------------------------------------------------------------
               Marine -- 0.5%
  240,000      Nippon Yusen Kabushiki Kaisha          $    931,955
                                                      ------------
               Total Transportation                   $  4,080,960
------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 6.7%
               Auto Parts & Equipment -- 3.1%
   98,600      Aisin Seiki Co., Ltd.                  $  1,575,616
   63,000      Denso Corp.                               1,271,473
  125,900      Toyoda Gosei Co., Ltd.                    1,926,404
   56,200      Toyota Industries Corp.                   1,210,329
                                                      ------------
                                                      $  5,983,822
------------------------------------------------------------------
               Automobile Manufacturers -- 2.5%
  572,000      Fuji Heavy Industries, Ltd.            $  1,901,372
   88,900      Honda Motor Co., Ltd.                     2,124,825
   46,542      PSA Peugeot*                                877,645
                                                      ------------
                                                      $  4,903,842
------------------------------------------------------------------
               Motorcycle Manufacturers -- 0.3%
   59,800      Yamaha Motor Co., Ltd.                 $    537,705
------------------------------------------------------------------
               Tires & Rubber -- 0.8%
  112,000      Bridgestone Corp.*                     $  1,615,682
                                                      ------------
               Total Automobiles & Components         $ 13,041,051
------------------------------------------------------------------
               CONSUMER DURABLES & APPAREL -- 2.5%
               Consumer Electronics -- 1.1%
  147,000      Sharp Corp.                            $  1,173,727
   51,400      Sony Corp.                                1,052,803
                                                      ------------
                                                      $  2,226,530
------------------------------------------------------------------
               Footwear -- 1.4%
1,195,500      Yue Yuen Industrial Holdings, Ltd.     $  2,743,466
                                                      ------------
               Total Consumer Durables & Apparel      $  4,969,996
------------------------------------------------------------------
               MEDIA -- 1.7%
               Broadcasting -- 0.6%
   11,980      Nippon Television Network Corp.        $  1,126,131
------------------------------------------------------------------
               Movies & Entertainment -- 1.1%
   84,453      Vivendi SA*                            $  2,230,884
                                                      ------------
               Total Media                            $  3,357,015
------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer International Equity Fund | Annual Report | 3/31/09    17

-----------------------------------------------------------------------
Shares                                                     Value
-----------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 0.7%
               Food Retail -- 0.7%
   43,200      FamilyMart Co., Ltd.*                       $  1,316,291
                                                           ------------
               Total Food & Drug Retailing                 $  1,316,291
-----------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.9%
               Agricultural Products -- 1.9%
6,153,760      Chaoda Modern Agriculture, Ltd.             $  3,673,745
-----------------------------------------------------------------------
               Brewers -- 1.3%
   90,164      Anheuser-Busch Inbev N.V.*                  $  2,489,078
-----------------------------------------------------------------------
               Packaged Foods & Meats -- 0.7%
  127,839      Koninklijke Wessanen N.V.                   $    435,213
  101,000      Nippon Meat Packers, Inc.                      1,060,364
                                                           ------------
                                                           $  1,495,577
                                                           ------------
               Total Food, Beverage & Tobacco              $  7,658,400
-----------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
               Health Care Services -- 1.6%
   80,312      Fresenius Medical Care AG                   $  3,121,953
                                                           ------------
               Total Health Care Equipment & Services      $  3,121,953
-----------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 6.0%
               Pharmaceuticals -- 6.0%
   63,400      Hisamitsu Pharmaceutical Co.*               $  1,956,147
   77,273      Novartis AG                                    2,913,378
   24,450      Roche Holdings AG                              3,353,168
   62,703      Sanofi-Aventis SA                              3,517,824
                                                           ------------
                                                           $ 11,740,517
                                                           ------------
               Total Pharmaceuticals & Biotechnology       $ 11,740,517
-----------------------------------------------------------------------
               BANKS -- 10.4%
               Diversified Banks -- 10.4%
  668,517      Banco Santander Central Hispano SA          $  4,595,290
  101,013      BNP Paribas SA*                                4,162,315
2,905,000      Boc Hong Kong Holdings, Ltd.                   2,973,483
  677,493      HSBC Holding Plc                               3,835,162
  149,155      National Bank of Canada                        4,764,156
                                                           ------------
                                                           $ 20,330,406
                                                           ------------
               Total Banks                                 $ 20,330,406
-----------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 0.2%
               Consumer Finance -- 0.2%
   70,740      Takefuji Corp.                              $    331,437
                                                           ------------
               Total Diversified Financials                $    331,437
-----------------------------------------------------------------------
               INSURANCE -- 4.4%
               Life & Health Insurance -- 0.5%
  254,957      Aegon N.V.                                  $  1,002,656
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer International Equity Fund | Annual Report | 3/31/09

------------------------------------------------------------------------------
Shares                                                            Value
------------------------------------------------------------------------------
               Multi-Line Insurance -- 2.4%
   42,558      Allianz AG                                         $  3,584,281
  331,371      Aviva Plc                                             1,024,475
                                                                  ------------
                                                                  $  4,608,756
------------------------------------------------------------------------------
               Reinsurance -- 1.5%
   19,452      Muenchener Rueckversicherungs Gesellschaft AG*     $  2,375,288
   41,112      Swiss Reinsurance, Ltd.                                 670,089
                                                                  ------------
                                                                  $  3,045,377
                                                                  ------------
               Total Insurance                                    $  8,656,789
------------------------------------------------------------------------------
               REAL ESTATE -- 2.7%
               Diversified Real Estate Activities -- 1.8%
  940,000      Henderson Land Development Co., Ltd.               $  3,579,028
------------------------------------------------------------------------------
               Real Estate Development -- 0.9%
6,124,000      Allgreen Properties, Ltd.*                         $  1,632,020
                                                                  ------------
               Total Real Estate                                  $  5,211,048
------------------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 5.6%
               Communications Equipment -- 0.9%
  142,432      Nokia Oyj                                          $  1,655,782
------------------------------------------------------------------------------
               Computer Hardware -- 1.0%
  183,000      Fujitsu, Ltd.                                      $    687,697
  482,000      NEC Corp.                                             1,295,094
                                                                  ------------
                                                                  $  1,982,791
------------------------------------------------------------------------------
               Computer Storage & Peripherals -- 0.6%
   79,700      Seiko Epson Corp.                                  $  1,093,950
------------------------------------------------------------------------------
               Electronic Components -- 1.2%
   90,200      OMRON Corp.                                        $  1,069,324
  156,000      Taiyo Yuden Co., Ltd.                                 1,193,638
                                                                  ------------
                                                                  $  2,262,962
------------------------------------------------------------------------------
               Electronic Equipment & Instruments -- 0.5%
  385,000      Hitachi, Ltd.                                      $  1,056,231
------------------------------------------------------------------------------
               Office Electronics -- 1.4%
   42,651      Canon, Inc.                                        $  1,242,798
  130,000      Ricoh Co.                                             1,562,880
                                                                  ------------
                                                                  $  2,805,678
                                                                  ------------
               Total Technology Hardware & Equipment              $ 10,857,394
------------------------------------------------------------------------------
               SEMICONDUCTORS -- 0.8%
               Semiconductors -- 0.8%
  300,460      STMicroelectronics N.V.                            $  1,508,402
                                                                  ------------
               Total Semiconductors                               $  1,508,402
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer International Equity Fund | Annual Report | 3/31/09    19

---------------------------------------------------------------------------
Shares                                                         Value
---------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 6.3%
             Integrated Telecommunication Services -- 3.9%
163,483      Deutsche Telekom AG*                              $  2,033,248
 42,700      Nippon Telegraph & Telephone Corp.                   1,620,083
885,649      Telecom Italia S.p.A.*                                 902,822
150,037      Telefonica SA                                        2,995,753
                                                               ------------
                                                               $  7,551,906
---------------------------------------------------------------------------
             Wireless Telecommunication Services -- 2.4%
    295      KDDI Corp.                                        $  1,390,569
 12,448      SK Telecom Co., Ltd.*                                1,740,416
923,576      Vodafone Group Plc                                   1,613,434
                                                               ------------
                                                               $  4,744,419
                                                               ------------
             Total Telecommunication Services                  $ 12,296,325
---------------------------------------------------------------------------
             UTILITIES -- 4.9%
             Electric Utilities -- 2.9%
 96,588      E.On AG*                                          $  2,705,846
155,314      Fortum Corp.*                                        2,949,395
                                                               ------------
                                                               $  5,655,241
---------------------------------------------------------------------------
             Gas Utilities -- 1.1%
686,000      Osaka Gas Co., Ltd.                               $  2,137,512
---------------------------------------------------------------------------
             Multi-Utilities -- 0.9%
 25,082      RWE AG*                                           $  1,772,952
                                                               ------------
             Total Utilities                                   $  9,565,705
---------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $278,666,855)                               $178,933,548
---------------------------------------------------------------------------
             RIGHTS/WARRANTS -- 0.3%
             MATERIALS -- 0.0%
             Specialty Chemicals -- 0.0%
 91,530      Koninklijke N.V. Rights, Expires 4/21/09* (c)     $         --
                                                               ------------
             Total Materials                                   $         --
---------------------------------------------------------------------------
             BANKS -- 0.3%
             Diversified Banks -- 0.3%
282,288      HSBC Holdings Plc Rights, Expires 4/3/09*         $    571,088
                                                               ------------
             Total Banks                                       $    571,088
---------------------------------------------------------------------------
             TOTAL RIGHTS/WARRANTS
             (Cost $1,223,432)                                 $    571,088
---------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 92.7%
             (Cost $283,051,051)(a)(b)                         $180,700,180
---------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- 7.3%              $ 14,297,525
---------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                        $194,997,705
===========================================================================


The accompanying notes are an integral part of these financial statements.


20    Pioneer International Equity Fund | Annual Report | 3/31/09

(A.D.R.) American Depositary Receipt


*        Non-income producing security.


(a) At March 31, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $287,587,658 was as follows:

         Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost      $     949,995
         Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value       (107,837,473)
                                                                   -------------
         Net unrealized loss                                       $(106,887,478)
                                                                   =============

(b) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

         Japan                                                              27.1%
         Germany                                                            12.9
         France                                                              9.1
         Spain                                                               6.9
         United Kingdom                                                      6.7
         Switzerland                                                         5.0
         Netherlands                                                         4.5
         People's Republic of China                                          4.3
         Italy                                                               3.7
         Hong Kong                                                           3.6
         Finland                                                             3.1
         Austria                                                             2.7
         Canada                                                              2.6
         Belgium                                                             1.8
         Bermuda                                                             1.5
         Singapore                                                           1.5
         Australia                                                           1.2
         South Korea                                                         1.0
         Other (individually less than 1%)                                   0.8
                                                                           -----
                                                                           100.0%
                                                                           =====

(c)      Security is management appraised (See Note A).

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2009 aggregated $647,019,889 and $648,517,551, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities

  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The accompanying notes are an integral part of these financial statements.


               Pioneer International Equity Fund | Annual Report | 3/31/09    21

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                                                                        Other
                                                      Investments     Financial
 Valuation Inputs                                   in Securities     Instruments
--------------------------------------------------------------------------------
 Level 1 -- Quoted Prices                           $    571,088      $344,620
 Level 2 -- Other Significant Observable Inputs      180,129,092       231,720
 Level 3 -- Significant Unobservable Inputs                   --            --
--------------------------------------------------------------------------------
 Total                                              $180,700,180      $576,340
================================================================================

Following is a reconciliation of assets valued using significant unobservable inputs (Level 3):



--------------------------------------------------------------------------------
                                                                   Investments
                                                                   in Securities
--------------------------------------------------------------------------------
 Balance as of 4/1/08                                              $--
 Realized gain (loss)                                               --
 Change in unrealized appreciation (depreciation)                   --
 Net purchases (sales)                                              --
 Transfers in and out of Level 3                                    --
--------------------------------------------------------------------------------
 Balance as of 3/31/09                                             $--
================================================================================

The accompanying notes are an integral part of these financial statements.


22    Pioneer International Equity Fund | Annual Report | 3/31/09

Statement of Assets and Liabilities | 3/31/09

ASSETS:
  Investment in securities, at value (cost $283,051,051)                 $180,700,180
  Cash                                                                     12,201,748
  Futures Collateral                                                          615,519
  Foreign Currencies, at value (cost $16,766)                                  17,358
  Receivables --
   Fund shares sold                                                            75,450
   Variation margin                                                           174,981
   Dividends, interest and foreign taxes withheld                           1,165,713
   Forward foreign currency portfolio hedge contracts, open -- net            312,227
   Due from Pioneer Investment Management, Inc.                                 3,058
  Other                                                                        27,133
-------------------------------------------------------------------------------------
     Total assets                                                        $195,293,367
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                               $     88,634
   Forward foreign currency settlement contracts, net                          80,507
  Due to affiliates                                                            40,809
  Accrued expenses                                                             85,712
-------------------------------------------------------------------------------------
     Total liabilities                                                   $    295,662
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                        $401,707,079
  Distributions in excess of net investment income                         (3,858,467)
  Accumulated net realized loss on investments, foreign currency
   transactions and futures contracts                                    (101,045,465)
  Net unrealized loss on investments                                     (102,350,871)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                   200,809
  Net unrealized gain on futures contracts                                    344,620
-------------------------------------------------------------------------------------
     Total net assets                                                    $194,997,705
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $27,819,234/2,533,787 shares)                        $      10.98
  Class B (based on $6,294,509/648,647 shares)                           $       9.70
  Class C (based on $5,365,222/561,181 shares)                           $       9.56
  Class Y (based on $155,518,740/13,942,014 shares)                      $      11.15
MAXIMUM OFFERING PRICE:
  Class A ($10.98 [divided by] 94.25%)                                   $      11.65
=====================================================================================


The accompanying notes are an integral part of these financial statements.


               Pioneer International Equity Fund | Annual Report | 3/31/09    23

Statement of Operations

For the Year Ended 3/31/09

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,296,175)   $  10,264,570
  Interest                                                         60,595
  Other income                                                  1,214,728
  Income from securities loaned, net                              367,189
---------------------------------------------------------------------------------------------
     Total investment income                                                    $  11,907,082
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $   2,740,989
  Transfer agent fees and expenses
   Class A                                                        205,982
   Class B                                                         64,954
   Class C                                                         39,830
   Class Y                                                          1,711
  Distribution fees
   Class A                                                        120,322
   Class B                                                        122,736
   Class C                                                         95,153
  Shareholder communications expense                               80,106
  Administrative fees                                              99,798
  Custodian fees                                                  141,826
  Registration fees                                                65,986
  Professional fees                                                87,114
  Printing expense                                                 55,310
  Fees and expenses of nonaffiliated trustees                      12,401
  Miscellaneous                                                    77,236
---------------------------------------------------------------------------------------------
     Total expenses                                                             $   4,011,454
     Less fees waived and expenses reimbursed by Pioneer
      Investment Management, Inc.                                                    (218,576)
     Less fees paid indirectly                                                         (5,055)
---------------------------------------------------------------------------------------------
     Net expenses                                                               $   3,787,823
---------------------------------------------------------------------------------------------
      Net investment income                                                     $   8,119,259
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                              $ (93,816,576)
   Futures contracts                                           (2,626,412)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies            (11,708,603)      $(108,151,591)
---------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                              $(124,265,272)
   Futures contracts                                              344,620
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                159,962       $(123,760,690)
---------------------------------------------------------------------------------------------
  Net loss on investments, futures contracts and foreign
   currency transactions                                                        $(231,912,281)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                          $(223,793,022)
=============================================================================================

The accompanying notes are an integral part of these financial statements.


24    Pioneer International Equity Fund | Annual Report | 3/31/09

Statements of Changes in Net Assets

For the Years Ended 3/31/09 and 3/31/08, respectively



---------------------------------------------------------------------------------------------------
                                                                   Year Ended          Year Ended
                                                                   3/31/09             3/31/08
---------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                              $   8,119,259       $  4,714,752
Net realized gain (loss) on investments, futures contracts and
  foreign currency transactions                                     (108,151,591)        19,673,756
Change in net unrealized loss on investments, futures contracts
  and foreign currency transactions                                 (123,760,690)       (64,462,726)
---------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from operations            $(223,793,022)      $(40,074,218)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.00 and $0.15 per share, respectively)               $          --       $   (581,211)
   Class B ($0.00 and $0.01 per share, respectively)                          --             (8,021)
   Class C ($0.00 and $0.01 per share, respectively)                          --             (4,770)
   Class Y ($0.00 and $0.24 per share, respectively)                          --         (3,352,097)
Net realized gain:
   Class A ($0.52 and $2.29 per share, respectively)                  (1,370,716)        (6,151,415)
   Class B ($0.52 and $2.29 per share, respectively)                    (363,955)        (1,674,793)
   Class C ($0.52 and $2.29 per share, respectively)                    (303,637)        (1,291,249)
   Class Y ($0.52 and $2.29 per share, respectively)                  (8,041,296)       (18,941,558)
---------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (10,079,604)      $(32,005,114)
---------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $ 106,993,705       $ 48,151,858
Shares issued in reorganization                                               --        334,635,383
Reinvestment of distributions                                          9,690,916         29,273,080
Cost of shares repurchased                                           (91,003,566)      (162,932,717)
---------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                       $  25,681,055       $249,127,604
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $(208,191,571)      $177,048,272
NET ASSETS:
Beginning of year                                                    403,189,276        226,141,004
---------------------------------------------------------------------------------------------------
End of year                                                        $ 194,997,705       $403,189,276
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                   $  (3,858,467)      $   (451,728)
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


               Pioneer International Equity Fund | Annual Report | 3/31/09    25

                                         '09 Shares   '09 Amount    '08 Shares      '08 Amount
Class A
Shares sold                               456,595     $ 8,110,791       829,530     $ 21,841,675
Shares issued in reorganization                --              --     1,624,117       43,298,972
Reinvestment of distributions             112,770       1,326,469       246,958        6,493,680
Less shares repurchased                  (950,310)    (15,385,066)   (1,994,992)     (48,516,196)
------------------------------------------------------------------------------------------------
   Net (increase) decrease               (380,945)    $(5,947,806)      705,613     $ 23,118,131
================================================================================================
Class B
Shares sold                                88,455     $ 1,391,755       196,048     $  4,714,739
Shares issued in reorganization                --              --       288,840        6,923,491
Reinvestment of distributions              31,665         330,330        64,738        1,530,201
Less shares repurchased                  (345,600)     (5,090,925)     (394,654)      (9,106,357)
------------------------------------------------------------------------------------------------
   Net (increase) decrease               (225,480)    $(3,368,840)      154,972     $  4,062,074
================================================================================================
Class C
Shares sold                               168,110     $ 2,514,139       182,696     $  4,306,495
Shares issued in reorganization                --              --       142,096        3,356,301
Reinvestment of distributions              28,201         289,649        52,722        1,227,453
Less shares repurchased                  (299,344)     (4,338,043)     (249,292)      (5,702,745)
------------------------------------------------------------------------------------------------
   Net (increase) decrease               (103,033)    $(1,534,255)      128,222     $  3,187,504
================================================================================================
Class Y
Shares sold                             4,745,088     $94,977,020       655,433     $ 17,288,949
Shares issued in reorganization                --              --    10,436,562      281,056,619
Reinvestment of distributions             649,159       7,744,468       753,708       20,021,746
Less shares repurchased                (4,524,926)    (66,189,532)   (3,934,983)     (99,607,419)
------------------------------------------------------------------------------------------------
   Net increase                           869,321     $36,531,956     7,910,720     $218,759,895
================================================================================================

The accompanying notes are an integral part of these financial statements.


26    Pioneer International Equity Fund | Annual Report | 3/31/09

Financial Highlights

-------------------------------------------------------------------------------------------------------------------------
                                                              Year         Year        Year          Year        Year
                                                              Ended        Ended       Ended         Ended       Ended
                                                              3/31/09      3/31/08     3/31/07       3/31/06     3/31/05
-------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $ 23.04     $ 26.46     $ 24.90       $ 20.72     $ 17.55
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                        $  0.45     $  0.24     $  0.17       $  0.18     $  0.09
  Net realized and unrealized gain (loss) on
    investments, foreign currency transactions,
    and futures contracts                                       (11.99)      (1.22)       3.49          4.67        3.08
-------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations         $(11.54)    $ (0.98)    $  3.66       $  4.85     $  3.17
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $    --     $ (0.15)    $ (0.20)      $ (0.01)    $    --
   Net realized gain                                             (0.52)      (2.29)      (1.90)        (0.67)         --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (0.52)    $ (2.44)    $ (2.10)      $ (0.68)    $    --
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                                $    --     $    --     $  0.00(a)    $  0.01     $    --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $(12.06)    $ (3.42)    $  1.56       $  4.18     $  3.17
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 10.98     $ 23.04     $ 26.46       $ 24.90     $ 20.72
=========================================================================================================================
Total return*                                                   (50.25)%     (4.68)%     15.11%        23.93%      18.06%
Ratio of net expenses to average net assets+                      1.46%       1.51%       1.62%         1.60%       1.65%
Ratio of net investment income to average net assets+             2.35%       1.06%       0.81%         0.91%       0.52%
Portfolio turnover rate                                            210%        103%         94%          117%        124%
Net assets, end of period (in thousands)                       $27,819     $67,141     $58,458       $38,277     $27,906
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                    1.80%       1.74%       1.77%         2.08%       2.57%
  Net investment income (loss)                                    2.01%       0.83%       0.66%         0.43%      (0.40)%
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                    1.45%       1.50%       1.60%         1.60%       1.65%
  Net investment income                                           2.36%       1.07%       0.83%         0.91%       0.52%
=========================================================================================================================

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                 Pioneer International Equity Fund | Annual Report | 3/31/09  27

-------------------------------------------------------------------------------------------------------------------------
                                                              Year        Year        Year          Year        Year
                                                              Ended       Ended       Ended         Ended       Ended
                                                              3/31/09     3/31/08     3/31/07       3/31/06     3/31/05
-------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $ 20.66     $ 24.03     $ 22.82       $ 19.20     $ 16.41
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.27     $  0.05     $ (0.01)      $  0.01     $ (0.06)
  Net realized and unrealized gain (loss) on
    investments, foreign currency transactions,
    and futures contracts                                      (10.71)      (1.12)       3.12          4.27        2.85
-------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $(10.44)    $ (1.07)    $  3.11       $  4.28     $  2.79
-------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $    --     $ (0.01)    $    --       $    --     $    --
  Net realized gain                                             (0.52)      (2.29)      (1.90)        (0.67)         --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.52)    $ (2.30)    $ (1.90)      $ (0.67)    $    --
-------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               $    --     $    --     $  0.00(a)    $  0.01     $    --
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $(10.96)    $ (3.37)    $  1.21       $  3.62     $  2.79
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.70     $ 20.66     $ 24.03       $ 22.82     $ 19.20
=========================================================================================================================
Total return*                                                  (50.72)%     (5.51)%     14.04%        22.85%      17.00%
Ratio of net expenses to average net assets+                     2.36%       2.39%       2.52%         2.50%       2.54%
Ratio of net investment income (loss) to average net assets+     1.48%       0.26%      (0.03)%        0.05%      (0.37)%
Portfolio turnover rate                                           210%        103%         94%          117%        124%
Net assets, end of period (in thousands)                      $ 6,295     $18,064     $17,284       $15,278     $12,632
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                   2.63%       2.53%       2.56%         2.91%       3.42%
  Net investment income (loss)                                   1.21%       0.12%      (0.07)%       (0.36)%     (1.25)%
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                   2.35%       2.38%       2.50%         2.50%       2.53%
  Net investment income (loss)                                   1.49%       0.27%      (0.01)%        0.05%      (0.36)%
=========================================================================================================================

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


28  Pioneer International Equity Fund | Annual Report | 3/31/09

-----------------------------------------------------------------------------------------------------------------------
                                                              Year        Year        Year          Year       Year
                                                              Ended       Ended       Ended         Ended      Ended
                                                              3/31/09     3/31/08     3/31/07       3/31/06    3/31/05
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $ 20.36     $ 23.70     $ 22.56       $18.99     $16.21
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.25     $  0.05     $ (0.02)      $ 0.00(a)  $(0.04)
  Net realized and unrealized gain (loss) on
    investments, foreign currency transactions,
    and futures contracts                                      (10.53)      (1.09)       3.10         4.23       2.82
-----------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations        $(10.28)    $ (1.04)    $  3.08       $ 4.23     $ 2.78
-----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $    --     $ (0.01)    $ (0.04)      $   --     $   --
  Net realized gain                                             (0.52)      (2.29)      (1.90)       (0.67)        --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (0.52)    $ (2.30)    $ (1.94)      $(0.67)    $   --
-----------------------------------------------------------------------------------------------------------------------
Redemption fees                                               $    --     $    --     $  0.00(a)    $ 0.01     $   --
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $(10.80)    $ (3.34)    $  1.14       $ 3.57     $ 2.78
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.56     $ 20.36     $ 23.70       $22.56     $18.99
=======================================================================================================================
Total return*                                                  (50.68)%     (5.46)%     14.08%       22.84%     17.15%
Ratio of net expenses to average net assets+                     2.36%       2.38%       2.52%        2.50%      2.45%
Ratio of net investment income (loss) to average net assets+     1.48%       0.26%      (0.06)%       0.02%     (0.26)%
Portfolio turnover rate                                           210%        103%         94%         117%       124%
Net assets, end of period (in thousands)                      $ 5,365     $13,527     $12,705       $9,375     $6,925
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                   2.55%       2.46%       2.52%        2.80%      3.30%
  Net investment income (loss)                                   1.28%       0.18%      (0.06)%      (0.28)%    (1.11)%
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                   2.35%       2.37%       2.50%        2.50%      2.44%
  Net investment income (loss)                                   1.49%       0.27%      (0.04)%       0.02%     (0.25)%
=======================================================================================================================

(a) Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                 Pioneer International Equity Fund | Annual Report | 3/31/09  29

--------------------------------------------------------------------------------------------------------------------------------
                                                            Year         Year         Year           Year
                                                            Ended        Ended        Ended          Ended        8/11/04 (a)
                                                            3/31/09      3/31/08      3/31/07        3/31/06      to 3/31/05
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                        $  23.29     $  26.67     $  25.05       $  20.83     $    17.40
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                     $   0.48     $   0.26     $   0.27       $   0.15     $     0.06
  Net realized and unrealized gain on
    investments, foreign currency transactions,
    and futures contracts                                     (12.10)       (1.11)        3.56           4.87           3.37
--------------------------------------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations      $ (11.62)    $  (0.85)    $   3.83       $   5.02     $     3.43
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                     $     --     $  (0.24)    $  (0.31)      $  (0.13)    $       --
  Net realized gain                                            (0.52)       (2.29)       (1.90)         (0.67)            --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         $  (0.52)    $  (2.53)    $  (2.21)      $  (0.80)    $       --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $ (12.14)    $  (3.38)    $   1.62       $   4.22     $     3.43
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  11.15     $  23.29     $  26.67       $  25.05     $    20.83
================================================================================================================================
Total return*                                                 (50.05)%      (4.15)%      15.72%         24.65%         19.71%(b)
Ratio of net expenses to average net assets+                    1.02%        1.04%        1.04%          1.06%          0.87%**
Ratio of net investment income to average net assets+           2.64%        1.41%        1.32%          1.09%          1.20%**
Portfolio turnover rate                                          210%         103%          94%           117%           124%(b)
Net assets, end of period (in thousands)                    $155,519     $304,458     $137,695       $100,225     $   12,627
Ratios with no waiver of fees and assumption of
  expenses by PIM and no reduction for fees
  paid indirectly:
  Net expenses                                                  1.02%        1.11%        1.04%          1.21%          1.56%**
  Net investment income                                         2.64%        1.34%        1.32%          0.94%          0.51%**
Ratios with waiver of fees and assumption of
  expenses by PIM and reduction for fees paid
  indirectly:
  Net expenses                                                  1.02%        1.04%        1.04%          1.06%          0.87%**
  Net investment income                                         2.64%        1.41%        1.32%          1.09%          1.20%**
================================================================================================================================

(a) Class Y shares were first publicly offered on August 11, 2004.
(b) Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


30  Pioneer International Equity Fund | Annual Report | 3/31/09

Notes to Financial Statements | 3/31/09

1. Organization and Significant Accounting Policies

Pioneer International Equity Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on August 11, 2004. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Share classes have exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those


               Pioneer International Equity Fund | Annual Report | 3/31/09    31
industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available are valued using fair value methods pursuant to procedures adopted by the Board of Trustees (management appraised). At March 31, 2009, one security was management appraised, which represents 0% of net assets.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at cost, which approximates market value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


32    Pioneer International Equity Fund | Annual Report | 3/31/09

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the repatriation of certain foreign currencies and/or net realized capital gains in certain countries. During the year ended March 31, 2009, the Fund paid no such taxes.

   In determining daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains taxes, if any, is based on the net unrealized appreciation of certain portfolio securities, the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such


               Pioneer International Equity Fund | Annual Report | 3/31/09    33
  factors. As of March 31, 2009, the Fund did not have a reserve related to capital gains.

  The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

  At March 31, 2009, the Fund had a net capital loss carryforward of $33,468,813, which will expire in 2017 if not utilized.

  At March 31, 2009, the Fund has reclassified $194,345 to decrease paid in capital, $11,525,998 to decrease undistributed net investment income and $11,720,343 to decrease accumulated net realized loss on investments, foreign currency transactions and futures contracts to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and presents the Fund's capital accounts on a tax basis.

  The Fund has elected to defer approximately $62,695,424 of capital losses and $3,626,747 of currency losses recognized between November 1, 2008 and March 31, 2009 to its fiscal year ending March 31, 2010.

  The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

--------------------------------------------------------------------------------
                                                           2009             2008
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                  $        --     $ 9,206,322
   Long-term capital gain                            10,079,604      22,798,792
--------------------------------------------------------------------------------
     Total                                          $10,079,604     $32,005,114
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at March 31, 2009:



--------------------------------------------------------------------------------
                                                                            2009
--------------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                     $  (33,468,813)
   Post-October currency loss deferred                               (3,626,747)
   Post-October loss deferred                                       (62,695,424)
   Unrealized depreciation                                         (106,918,390)
--------------------------------------------------------------------------------
     Total                                                       $ (206,709,374)
================================================================================

  The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales and the mark to market on forward currency contracts and on open futures contracts.


34    Pioneer International Equity Fund | Annual Report | 3/31/09

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributors, Inc. (PFD), the principal underwriter for the Fund and a wholly-owned indirect subsidiary of UniCredit S.p.A (UniCredit), earned approximately $17,070 in underwriting commissions on the sale of Class A shares during the year ended March 31, 2009.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

G. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be at least equal to or in excess of the value of the repurchase agreement. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

H. Futures Contracts

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or


               Pioneer International Equity Fund | Annual Report | 3/31/09    35
  received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks, which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

  At March 31, 2009, open futures contracts were as follows:

-----------------------------------------------------------------------------------------
                           Number of
                           Contracts         Settlement       Market          Unrealized
 Type                      Long/ (Short)     Month            Value           Gain
-----------------------------------------------------------------------------------------
 FTSE 100 INDEX FUTURE     90                6/09             $5,016,780       $344,620

I. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary cash investments. Credit Suisse, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund will be required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

2. Management Agreement

PIM, a wholly-owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the year ended March 31, 2009, the effective management fee (net of waivers and/or assumption of expenses) was equivalent to 0.78% of the Fund's average net assets.


36    Pioneer International Equity Fund | Annual Report | 3/31/09

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35%, and 2.35% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through August 1, 2011 for Class A shares and through August 1, 2010 for Class B and Class C shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $4,661 in management fees, administrative costs and certain other fees payable to PIM at March 31, 2009.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended March 31, 2009, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
   Shareholder Communications:
--------------------------------------------------------------------------------
   Class A                                                              $55,859
   Class B                                                               11,537
   Class C                                                               11,609
   Class Y                                                                1,101
--------------------------------------------------------------------------------
     Total                                                              $80,106
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $35,518 in transfer agent fees and shareholder communications expense payable to PIMSS at March 31, 2009.

4. Distribution Plan

The Fund adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $630 in distribution fees payable to PFD at March 31, 2009.


               Pioneer International Equity Fund | Annual Report | 3/31/09    37

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Class Y shares are not subject to a CDSC. Proceeds from the CDSCs are paid to PFD. For the year ended Mach 31, 2009, CDSCs in the amount of $29,970 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended March 31, 2009, the Fund's expenses were reduced by $5,055 under such arrangements.

6. Forward Foreign Currency Contracts

At March 31, 2009, the Fund had entered into various contracts that obligate the Fund to deliver currencies at specified future dates. At the maturity of a contract, the Fund must make or take delivery of the foreign currency. Alternatively, prior to the settlement date of a portfolio hedge, the Fund may close out such contracts by entering into an offsetting hedge contract. Open portfolio hedges at March 31, 2009 were as follows:


38    Pioneer International Equity Fund | Annual Report | 3/31/09

--------------------------------------------------------------------------------------------------------
                        Net                                                                  Net
                        Contracts to        In Exchange      Settlement                      Unrealized
 Currency               (deliver)/receive   For              Date           Value            Gain (loss)
--------------------------------------------------------------------------------------------------------
 AUD
  (Australian Dollar)    18,419,033         $ 12,000,000      4/3/09        $ 12,805,704     $ 805,704
 AUD
  (Australian Dollar)    17,386,517         $ 12,000,000     5/15/09        $ 12,048,769     $  48,769
 EUR
      (Euro)              6,472,492         $  8,780,260      4/3/09        $  8,595,450     $(184,810)
 EUR
      (Euro)             (6,608,512)        $ (8,697,606)     4/3/09        $ (8,780,056)    $ (82,450)
 EUR
      (Euro)             (6,473,400)        $ (8,715,306)    5/15/09        $ (8,600,520)    $ 114,786
 GBP
  (British Pound
  Sterling)              21,563,402         $ 31,397,606      4/3/09        $ 30,932,765     $(464,841)
 GBP
  (British Pound
  Sterling)              21,833,711         $ 31,415,306     5/15/09        $ 31,323,384     $ (91,921)
 GBP
  (British Pound
  Sterling)              (6,000,000)        $ (8,780,260)     4/3/09        $ (8,610,030)    $ 170,230
 HKD
  (Hong Kong Dollar)     93,431,600         $ 12,055,690      4/3/09        $ 12,056,133     $     443
 HKD
  (Hong Kong Dollar)    (93,431,600)        $(12,051,025)     4/3/09        $(12,054,171)    $  (3,146)
 HKD
  (Hong Kong Dollar)    (93,431,600)        $(12,056,157)    5/15/09        $(12,056,694)    $    (537)
--------------------------------------------------------------------------------------------------------
                                                                                             $ 312,227
--------------------------------------------------------------------------------------------------------

At March 31, 2009, the Fund's gross forward currency settlement contracts receivable and payable were $33,672,881 and $33,753,388, respectively, resulting in a net payable of $80,507.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $165 million or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on collective borrowings is payable as follows: if the London Interbank Offered Rate (LIBOR) on the related borrowing date is greater than or equal to the Federal Funds Rate on such date, the loan bears interest at the LIBOR rate plus 1.25% on an annualized basis, or if the LIBOR rate on the related borrowing date is less then the Federal Funds Rate on such date, the loan bears interest at the Federal Funds Rate plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2009, the Fund had no borrowings under this agreement.


               Pioneer International Equity Fund | Annual Report | 3/31/09    39

8. Merger Information

On September 18, 2007, beneficial owners of Pioneer International Core Equity Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on September 21, 2007 ("Closing Date"), by exchanging all of Pioneer International Core Equity Fund's net assets in Class A, Class B, Class C and Class Y for Pioneer International Equity Fund's shares, based on Pioneer International Equity Fund's Class A, Class B, Class C and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

                     Pioneer International    Pioneer International    Pioneer International
                     Equity Fund              Core Equity Fund         Equity Fund
                     (Pre-Reorganization)     (Pre-Reorganization)     (Post-Reorganization)
 Net Assets
 Class A             $  60,970,667            $  43,298,972            $ 104,269,639
 Class B             $  15,902,972            $   6,923,491            $  22,826,463
 Class C             $  12,703,883            $   3,356,301            $  16,060,184
 Class Y             $ 148,302,270            $ 281,056,619            $ 429,358,889
--------------------------------------------------------------------------------------------
 Total Net Assets    $ 237,879,792            $ 334,635,383            $ 572,515,175
--------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                 2,287,079                4,138,176                3,911,196
 Class B                   663,477                  697,853                  952,317
 Class C                   537,919                  337,272                  680,015
 Class Y                 5,506,598               26,712,213               15,943,160
 Shares Issued in
  Reorganization
 Class A                        --                       --                1,624,117
 Class B                        --                       --                  288,840
 Class C                        --                       --                  142,096
 Class Y                        --                       --               10,436,562


--------------------------------------------------------------------------------------------
                                              Unrealized               Accumulated
                                              Appreciation on          Gain on
                                              Closing Date             Closing Date
--------------------------------------------------------------------------------------------
 Pioneer International Core Equity Fund       $55,347,539              $88,766,825

9. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


40    Pioneer International Equity Fund | Annual Report | 3/31/09

10. Subsequent Event

The Board of Trustees has approved the reorganization of the Fund into Pioneer International Value Fund. Each fund is managed by PIM. The reorganization, which does not require shareholder approval, is expected to qualify as a tax-free reorganization and is targeted for completion on or about June 12, 2009


               Pioneer International Equity Fund | Annual Report | 3/31/09    41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer International Equity Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer International Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer International Equity Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                              /s/ Ernst & Young

Boston, Massachusetts
May 20, 2009


42    Pioneer International Equity Fund | Annual Report | 3/31/09

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 74 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.


               Pioneer International Equity Fund | Annual Report | 3/31/09    43

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation          Other Directorships
 Name and Age               with the Fund            and Term of Office         During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1996.        Deputy Chairman and a         None
                            Trustee and President    Serves until a successor   Director of Pioneer Global
                                                     trustee is elected or      Asset Management S.p.A.
                                                     earlier retirement or      ("PGAM"); Non-Executive
                                                     removal.                   Chairman and a Director of
                                                                                Pioneer Investment
                                                                                Management USA Inc.
                                                                                ("PIM-USA"); Chairman and a
                                                                                Director of Pioneer;
                                                                                Chairman and Director of
                                                                                Pioneer Institutional Asset
                                                                                Management, Inc. (since
                                                                                2006); Director of Pioneer
                                                                                Alternative Investment
                                                                                Management Limited (Dublin);
                                                                                President and a Director of
                                                                                Pioneer Alternative Investment
                                                                                Management (Bermuda)
                                                                                Limited and affiliated
                                                                                funds; Director of PIOGLOBAL
                                                                                Real Estate Investment Fund
                                                                                (Russia) (until June 2006);
                                                                                Director of Nano-C, Inc.
                                                                                (since 2003); Director of
                                                                                Cole Management Inc. (since
                                                                                2004); Director of Fiduciary
                                                                                Counseling, Inc.; President
                                                                                and Director of Pioneer
                                                                                Funds Distributor, Inc.
                                                                                ("PFD") (until May 2006);
                                                                                President of all of the
                                                                                Pioneer Funds; and Of
                                                                                Counsel, Wilmer Cutler
                                                                                Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since 2007.        Director, CEO and President   None
                            Vice President           Serves until a successor   of Pioneer Investment
                                                     trustee is elected or      Management USA Inc. (since
                                                     earlier retirement or      February 2007); Director and
                                                     removal.                   President of Pioneer
                                                                                Investment Management, Inc.
                                                                                and Pioneer Institutional
                                                                                Asset Management, Inc.
                                                                                (since February 2007);
                                                                                Executive Vice President of
                                                                                all of the Pioneer Funds
                                                                                (since March 2007); Director
                                                                                of Pioneer Global Asset
                                                                                Management S.p.A. (since
                                                                                April 2007); Head of New
                                                                                Markets Division, Pioneer
                                                                                Global Asset Management
                                                                                S.p.A. (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


44  Pioneer International Equity Fund | Annual Report | 3/31/09

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation          Other Directorships
 Name and Age               with the Fund            and Term of Office         During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (65)          Trustee                  Trustee since 2005.        Managing Partner, Federal     Director of Enterprise
                                                     Serves until a successor   City Capital Advisors         Community Investment,
                                                     trustee is elected or      (boutique merchant bank)      Inc. (privately-held
                                                     earlier retirement or      (1997 to 2004 and 2008 -      affordable housing
                                                     removal.                   present); and Executive Vice  finance company);
                                                                                President and Chief           Director of New York
                                                                                Financial Officer, I-trax,    Mortgage Trust
                                                                                Inc. (publicly traded health  (publicly traded
                                                                                care services company)        mortgage REIT); and
                                                                                (2004 - 2007)                 Director of Oxford
                                                                                                              Analytica, Inc.
                                                                                                              (privately-held
                                                                                                              research and
                                                                                                              consulting company)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)           Trustee                  Trustee since 1997.        President, Bush               Director of Marriott
                                                     Serves until a successor   International, LLC            International, Inc.;
                                                     trustee is elected or      (international financial      Director of Discover
                                                     earlier retirement or      advisory firm)                Financial Services
                                                     removal.                                                 (credit card issuer
                                                                                                              and electronic payment
                                                                                                              services); Director of
                                                                                                              Briggs & Stratton Co.
                                                                                                              (engine manufacturer);
                                                                                                              Director of UAL
                                                                                                              Corporation (airline
                                                                                                              holding company);
                                                                                                              Director of Mantech
                                                                                                              International
                                                                                                              Corporation (national
                                                                                                              security, defense, and
                                                                                                              intelligence
                                                                                                              technology firm); and
                                                                                                              Member, Board of
                                                                                                              Governors, Investment
                                                                                                              Company Institute
------------------------------------------------------------------------------------------------------------------------------------


                     Pioneer International Equity Fund | Annual Report | 3/31/09 45

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation          Other Directorships
 Name and Age               with the Fund            and Term of Office         During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee                  Trustee since 2008.        Professor, Harvard            Trustee, Mellon
                                                     Serves until a successor   University                    Institutional Funds
                                                     trustee is elected or                                    Investment Trust and
                                                     earlier retirement or                                    Mellon Institutional
                                                     removal.                                                 Funds Master Portfolio
                                                                                                              (oversees 17
                                                                                                              portfolios in fund
                                                                                                              complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee                  Trustee since 1996.        Founding Director,            None
                                                     Serves until a successor   Vice-President and Corporate
                                                     trustee is elected or      Secretary, The Winthrop
                                                     earlier retirement or      Group, Inc. (consulting
                                                     removal.                   firm); and Desautels Faculty
                                                                                of Management, McGill
                                                                                University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Trustee                  Trustee since 2006.        Chief Executive Officer,      None
                                                     Serves until a successor   Quadriserv, Inc. (technology
                                                     trustee is elected or      products for securities
                                                     earlier retirement or      lending industry) (2008 -
                                                     removal.                   present); Private investor
                                                                                (2004 - 2008); and Senior
                                                                                Executive Vice President,
                                                                                The Bank of New York
                                                                                (financial and securities
                                                                                services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee                  Trustee since 1996.        President and Chief           Director of New
                                                     Serves until a successor   Executive Officer, Newbury,   America High Income
                                                     trustee is elected or      Piret & Company, Inc.         Fund, Inc. (closed-end
                                                     earlier retirement or      (investment banking firm)     investment company)
                                                     removal.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Trustee                  Trustee since 1996.        Senior Counsel, Sullivan &    Director, The Swiss
                                                     Serves until a successor   Cromwell LLP (law firm)       Helvetia Fund, Inc.
                                                     trustee is elected or                                    (closed-end investment
                                                     earlier retirement or                                    company)
                                                     removal.
------------------------------------------------------------------------------------------------------------------------------------


46  Pioneer International Equity Fund | Annual Report | 3/31/09

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation          Other Directorships
 Name and Age               with the Fund            and Term of Office         During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (61)     Secretary               Since 2000. Serves at      Secretary of PIM-USA; Senior  None
                                                     the discretion of the      Vice President - Legal of
                                                     Board                      Pioneer; Secretary/Clerk of
                                                                                most of PIM-USA's
                                                                                subsidiaries; and Secretary
                                                                                of all of the Pioneer Funds
                                                                                since September 2003
                                                                                (Assistant Secretary from
                                                                                November 2000 to September
                                                                                2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary     Since 2003. Serves at      Associate General Counsel of  None
                                                     the discretion of the      Pioneer since January 2008
                                                     Board                      and Assistant Secretary of
                                                                                all of the Pioneer Funds
                                                                                since September 2003; Vice
                                                                                President and Senior Counsel
                                                                                of Pioneer from July 2002 to
                                                                                December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (49)         Treasurer               Since 2008. Serves at      Vice President - Fund         None
                                                     the discretion of the      Accounting, Administration
                                                     Board                      and Controllership
                                                                                Services of Pioneer; and
                                                                                Treasurer of all of the
                                                                                Pioneer Funds since March
                                                                                2008; Deputy Treasurer of
                                                                                Pioneer from March 2004 to
                                                                                February 2008; Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds from March
                                                                                2004 to February 2008; and
                                                                                Treasurer and Senior Vice
                                                                                President, CDC IXIS Asset
                                                                                Management Services from
                                                                                2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer     Since 2000. Serves at      Assistant Vice President -    None
                                                     the discretion of the      Fund Accounting,
                                                     Board                      Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer     Since 2002. Serves at      Fund Accounting Manager -     None
                                                     the discretion of the      Fund Accounting,
                                                     Board                      Administration and
                                                                                Controllership Services of
                                                                                Pioneer; and Assistant
                                                                                Treasurer of all of the
                                                                                Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------


                     Pioneer International Equity Fund | Annual Report | 3/31/09 47

------------------------------------------------------------------------------------------------------------------------------------
                            Position Held            Length of Service          Principal Occupation          Other Directorships
 Name and Age               with the Fund            and Term of Office         During Past Five Years        Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)    Assistant Treasurer         Since 2009. Serves at      Fund Administration Manager   None
                                                     the discretion of the      - Fund Accounting,
                                                     Board                      Administration and
                                                                                Controllership Services
                                                                                since November 2008 and
                                                                                Assistant Treasurer of all
                                                                                of the Pioneer Funds since
                                                                                January 2009; Client Service
                                                                                Manager - Institutional
                                                                                Investor Services at State
                                                                                Street Bank from March 2003
                                                                                to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)   Chief Compliance Officer    Since 2007. Serves at      Chief Compliance Officer of   None
                                                     the discretion of the      Pioneer since December 2006
                                                     Board                      and of all the Pioneer Funds
                                                                                since January 2007; Vice
                                                                                President and Compliance
                                                                                Officer, MFS Investment
                                                                                Management (August 2005 to
                                                                                December 2006); Consultant,
                                                                                Fidelity Investments
                                                                                (February 2005 to July
                                                                                2005); Independent
                                                                                Consultant (July 1997 to
                                                                                February 2005)
------------------------------------------------------------------------------------------------------------------------------------


48  Pioneer International Equity Fund | Annual Report | 3/31/09

                           This page for your notes.


               Pioneer International Equity Fund | Annual Report | 3/31/09    49

                           This page for your notes.


50    Pioneer International Equity Fund | Annual Report | 3/31/09

                           This page for your notes.


               Pioneer International Equity Fund | Annual Report | 3/31/09    51

                           This page for your notes.


52    Pioneer International Equity Fund | Annual Report | 3/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $39,000 in 2009 and $36,360 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees and Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended March 31, 2009 and 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $8,290 and $7,820 in 2009 and 2008, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2009 and $7,820 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Equity Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date May 29, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date May 29, 2009


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date May 29, 2009

* Print the name and title of each signing officer under his or her signature.